                             LETTER OF TRANSMITTAL

                       TO TENDER SHARES OF COMMON STOCK

                                      OF

                            J. RAY MCDERMOTT, S.A.

                       PURSUANT TO THE OFFER TO PURCHASE

                              DATED MAY 13, 1999

                                      OF

                      MCDERMOTT ACQUISITION COMPANY, INC.

                         A WHOLLY-OWNED SUBSIDIARY OF

                         MCDERMOTT INTERNATIONAL, INC.


--------------------------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, JUNE 10, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                       The Depositary for the Offer is:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                  By Mail:                         BY OVERNIGHT COURIER:
              Corporate Actions                      CORPORATE ACTIONS
                 SUITE 4660                              SUITE 4680
            POST OFFICE BOX 2569                       14 WALL STREET
         JERSEY CITY, NJ 07303-2569                    MAIL SUITE 4680
                                                      NEW YORK, NY 10005

                                   BY HAND:
                          C/O SECURITIES TRANSFER AND
                           REPORTING SERVICES, INC.
                            ATTN: CORPORATE ACTIONS
                         100 WILLIAM STREET, GALLERIA
                              NEW YORK, NY 10038
                               ----------------


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                        DESCRIPTION OF SHARES TENDERED

----------------------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                        Shares Tendered
                 (Please fill in, if blank)                          (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Certificate         Total Number of Shares           Number of
                                                                Number(s)*             Represented by                 Shares
                                                                                       Certificate(s)*               Tendered**
                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------------------

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described under "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described under "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. See Instruction 2.




[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                 --------------------------------------------

Account No.                                   at The Depository Trust Company
            ----------------------------------

Transaction Code No.
                    ---------------------------------------------------------

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Shareholder(s)
                                        ------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      ----------------------

    Name of Institution which Guaranteed Delivery
                                                 ---------------------------

    If delivery is by book-entry transfer:
      Name of Tendering Institution
                                   -----------------------------------------

Account No.                                   at The Depository Trust Company
            ----------------------------------

Transaction Code No.
                    ---------------------------------------------------------


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to McDermott Acquisition Company, Inc., a Panama corporation (the "Purchaser") and a wholly-owned subsidiary of McDermott International, Inc. ("Parent"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of J. Ray McDermott, S.A., a Panama corporation (the "Company"), upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase dated May 13, 1999 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

    Upon the terms and subject to the terms and conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after May 7, 1999) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints Roger E. Tetrault, Daniel R. Gaubert and S. Wayne Murphy and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after May 7, 1999), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after May 7, 1999) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under "Procedure for Accepting the Offer and Tendering Shares" and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

------------------------------------------------------------------------------------------------------------------------
                 SPECIAL PAYMENT INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
               (See Instructions 1, 6, 7 and 8)                            (SEE INSTRUCTIONS 6, 7 AND 8)
        To be completed ONLY if the check for the purchase        To be completed ONLY if the check for the purchase
      price of Shares purchased (less the amount of any        price of Shares purchased (less the amount of any
      applicable withholding tax) or Share Certificates        applicable withholding tax) or Share Certificates not
      not tendered or not purchased are to be issued in        tendered or not purchased are to be mailed to someone
      the name of someone other than the undersigned.          other than the undersigned or to the undersigned at an
                                                               address other than that shown below the undersigned's
                                                               signature(s).



                                                                            --------------------------------

      Issue     [_]  check                                     Mail     [_]  check
                [_]  certificates to:                                   [_]  certificates to:

                      --------------------------------                       --------------------------------

      Name(s)                                                    Name(s)
                      --------------------------------                       --------------------------------

                              (Please Print)                                         (Please Print)
                      --------------------------------                       --------------------------------

                      --------------------------------                       --------------------------------


      Address                                                    Address
                      --------------------------------                       --------------------------------
                                             (Zip Code)                                             (Zip Code)

                   (Taxpayer Identification No.)
------------------------------------------------------------------------------------------------------------------------

                  -------------------------------------------
                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

                            Signature(s) of Owners
            Dated                                           , 1999
                 -------------------------------------------

            Name(s)
                   -----------------------------------------

                                (Please Print)

            Capacity (full title)
                                 ----------------------------

            Address
                   ------------------------------------------
                                           (Include Zip Code)

            Daytime Area Code and
            Telephone Number
                            ---------------------------------

            (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.
            If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                          GUARANTEE OF SIGNATURES(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

            Name of Firm
                         ------------------------------------

            Authorized Signature
                                -----------------------------

            Dated                                      , 1999
                 --------------------------------------

                PAYER: FIRST CHICAGO TRUST COMPANY OF NEW YORK

---------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     PART I   TAXPAYER IDENTIFICATION NO.__ FOR ALL ACCOUNTS               PART II  For Payees Exempt
FORM W-9                       ----------------------------------------------------------------------         From Backup With-
DEPARTMENT OF THE TREASURY     Enter your taxpayer identification      ------------------------------         holding (see enclosed
                               number in the appropriate box.                                                 Guidelines)
INTERNAL REVENUE SERVICE       For individuals and sole proprietors,   ------------------------------
                               this is your Social Security Number.    Social Security Number
                               For other entities, it is your
PAYER'S REQUEST FOR            Employer Identification Number.                  OR
TAXPAYER IDENTIFICATION NO.    If you do not have a number, see
                               "How to Obtain a TIN" in the            ------------------------------
                               enclosed Guidelines.
                               Note: If the account is in more than    ------------------------------
                               one name, see the chart in the          Employer Identification Number
                               enclosed Guidelines to determine
                               what number to enter.
---------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
    Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) Any information provided on this form is true, correct and complete.
---------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                                                            DATE                             , 1999
         ------------------------------------------------                                ------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
DETAILS.


                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a recognized Medallion Program approved by The Securities Transfer Associations, Inc. (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See
Instruction 5.

    2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in "Procedure for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Share Certificates evidencing all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described under "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary by the Expiration Date and (c) the Share Certificates evidencing all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of their Shares.

    3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

    4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share

Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

    6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

    7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. All such Shares tendered hereby by book-entry transfer and not purchased will be returned by crediting the account at the Book-Entry Transfer Facility from which such Shares were delivered.

    8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a shareholder or payee qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one, and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Shareholders who are non-resident aliens or foreign entities not subject to backup withholding must complete a Form W-8BEN (Certificate of Foreign Status) (and not a Substitute Form W-9) and give the Depositary a completed Form W-8BEN prior to the receipt of any payments to avoid backup withholding. Such Form W-8BEN may be obtained from the Depositary.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Shares or Share Certificates to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.  REQUESTS FOR ASSISTANCE
OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL MAY BE OBTAINED FROM THE INFORMATION AGENT OR THE DEALER MANAGER AT THEIR RESPECTIVE ADDRESSES OR TELEPHONE NUMBERS SET FORTH BELOW.

                           The Information Agent is:

                              MORROW & CO., INC.

                          445 PARK AVENUE, 5TH FLOOR

                              NEW YORK, NY 10022

                        BANKS AND BROKERAGE FIRMS CALL:

                                (800) 662-5200

                           SHAREHOLDERS PLEASE CALL:

                                (800) 566-9061



                            THE DEALER MANAGER IS:

                              MERRILL LYNCH & CO.

                            WORLD FINANCIAL CENTER

                                  NORTH TOWER

                         NEW YORK, NEW YORK 10281-1314

                         (212) 449-8971 (CALL COLLECT)